Scudder
Corporate
Bond Fund

Semiannual Report
July 31, 1999

No-Load Funds

A no-load (no sales charges) mutual fund seeking a high level of current income through investment primarily in investment-grade corporate debt securities.

SCUDDER

                           Scudder Corporate Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  8/31/98    Total Net Assets as of      Ticker Symbol:  SCCBX
                               7/31/99: $39.1 million
--------------------------------------------------------------------------------


o The combination of higher interest rates and record levels of new supply coming to the market caused corporate bond prices to tumble during the period.

o Fund management remained focused on non-cyclical issues in the media, telecommunications, and consumer non-durables sectors.

o The fund began the period with a slightly aggressive stance with respect to duration and credit quality, but adopted a more defensive positioning once it became apparent that the Federal Reserve had adopted a bias toward higher interest rates.

                                Table of Contents

 3  Letter from the Fund's President       14  Financial Statements

 4  Performance Update                     17  Financial Highlights

 5  Portfolio Summary                      18  Notes to Financial Statements

 6  Portfolio Management Discussion        21  Officers and Trustees

 9  Glossary of Investment Terms           22  Investment Products and Services

10  Investment Portfolio                   23  Scudder Solutions

                        2 - Scudder Corporate Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     Corporate bonds, which were buoyed in the first quarter by the combination of strong growth and a stable interest rate backdrop, encountered increasingly difficult conditions as the year progressed. Fears of inflation sent the rate on the 30-year Treasury bond past 6%, and a flood of new corporate bond issuance upset the balance of supply and demand in the market. The resulting disruptions, while undoubtedly unnerving even to seasoned fixed income investors, have created an excellent buying opportunity for those who possess a long-term investment horizon. Corporate bond yields have not risen to attractive levels despite the fact no evidence yet exists to substantiate the fears of inflation. In addition, both Y2K and the overabundance of supply are essentially short-term phenomena that should dissipate by year end. Given the potentially ephemeral nature of the market's recent jitters, we urge investors to maintain a focus on their investment needs and long-term objectives.

     The management team of Scudder Corporate Bond Fund continues to take a steady, long-term approach to managing the portfolio. In seeking investments that should provide both solid performance and lower levels of volatility over time, they have focused on bonds issued by companies with stable cash flows, strong balance sheets, and non-cyclical businesses. We believe that over time, such an approach will allow the fund to outperform both its benchmark index and its peers.

     Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Corporate Bond Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

     Thank you for your continued investment in Scudder Corporate Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Lynn S. Birdsong
     Lynn S. Birdsong
     President,
     Scudder Corporate Bond Fund

                         3 - Scudder Corporate Bond Fund

                       Performance Update as of July 31, 1999

-----------------------------------------------
   Fund Index Comparison
-----------------------------------------------
                                 Total Return
   --------------------------------------------
   Period Ended     Growth of
   7/31/1999        $10,000      Cumulative
   --------------------------------------------
   Scudder Corporate Bond Fund
   --------------------------------------------
   Life of Fund*    $ 10,252         2.52%
   --------------------------------------------
   Lehman Brothers Corporate Intermediate Bond
   Index
   --------------------------------------------
   Life of Fund*    $ 10,224         2.24%
   --------------------------------------------
   * The Fund commenced operations on August 31, 1998.

-----------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

           Lehman Brothers
        Corporate Intermediate     Scudder Corporate
             Bond Index                Bond Fund
             ----------                ---------

8/31*          10000                     10000
9/30           10299                     10292
10/31          10217                     10178
11/30          10296                     10406
12/31          10341                     10433
1/31           10423                     10553
2/28           10246                     10359
3/31           10341                     10421
4/30           10382                     10472
5/31           10266                     10324
6/30           10257                     10278
7/31           10224                     10252

The Lehman Brothers Corporate Intermediate Bond Index is a subset of the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------------------------
Returns and Per Share Information
---------------------------------------------------

Period Ended July 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:



                                                                        1999*
--------------------------------------------------------------------------------
Net Asset Value                                                        $ 11.49
--------------------------------------------------------------------------------
Income Dividends                                                       $  .77
--------------------------------------------------------------------------------
Capital Gains Distributions                                            $  .05
--------------------------------------------------------------------------------
Fund Total Return (%)                                                    2.52
--------------------------------------------------------------------------------
Index Total Return (%)                                                   2.24
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the Fund would have been lower.


                         4 - Scudder Corporate Bond Fund

                     Portfolio Summary as of July 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Corporate Bonds                      74%
   U.S. Government & Treasury
     Obligations                        11%
   Cash Equivalents                      6%
   Foreign Bonds -- U.S. $
     Denominated                         4%
   U.S. Government Agency Pass-Thrus     4%
   Asset Backed                          1%
   ----------------------------------------
                                       100%
   ----------------------------------------

The fund remains focused on high-quality corporate bonds. Government issues are held in place of a larger cash position.


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      U.S. Government Agencies &
        Treasury Obligations         14%
      AAA*                           13%
      AA                              6%
      A                              22%
      BBB                            23%
      BB                             12%
      B                               9%
      NR                              1%
   --------------------------------------
                                    100%
   --------------------------------------

   * Category includes cash equivalents

Management trimmed its position in lower quality issues on the belief that the high yield sector is vulnerable at this juncture.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Less than 1 year                 6%
   1 through 5 years               41%
   5 through 8 years               13%
   8 through 15 years              32%
   Greater than 15 years            8%
   ------------------------------------
                                  100%
   ------------------------------------

Weighted average effective maturity:
7.4 years

As the reporting period progressed, management shifted assets into bonds with maturities of 3 to 5 years, which became more attractive as the yield curve flattened.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                         5 - Scudder Corporate Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Robert Cessine discusses Scudder Corporate Bond Fund's strategy and the market environment during the six-month period ended July 31, 1999.

Q: The corporate market has been hit hard in recent months. What factors have contributed to the sector's poor performance?

A: Corporate bonds have lost ground for two primary reasons: rising interest rates and high levels of new issuance. When the reporting period began, the investment backdrop for bonds was still relatively benign. The fear of global deflation was keeping interest rates down, and the improving earnings outlook for U.S. companies was providing support for the corporate market. As the year progressed, however, it became increasingly apparent that the global economy was not going to slow. Growth in the U.S. picked up at the same time as the economies of Asia and Europe began to show signs of life, a development that the bond market viewed as a distinct negative in light of booming real estate prices and a tight labor market. Interest rates rose sharply in the second quarter as the market discounted a quarter-point rate increase by the Federal Reserve. The Fed's announcement of a "neutral" rate bias briefly relieved pressure from the market, but new evidence that inflation was on the upswing pushed bond yields back to their previous highs by late July.

Corporate bonds were also troubled by a wave of new issuance as U.S. companies rushed to complete their 1999 financing before the fourth quarter, when liquidity is expected to dry up ahead of Y2K. The effort to condense a year's worth of financing into a nine-month window put significant pressure on the market by increasing supply at a time when interest rate jitters were already sapping demand. In a development that is reminiscent of last year's financial crisis, dealers were extremely reluctant to take on new inventory, further decreasing liquidity in the corporate market. While excess supply has been causing significant disruptions recently, it is important to keep in mind that the problem is only short-term in nature. Supply and demand should come back into balance as rates adjust to the market environment, and the Year 2000 issue will pass in a matter of a few months. Consequently, we view the recent slump in the corporate sector as an outstanding opportunity to pick up quality issues at attractive prices.

Q: How has the fund performed in this environment?

A: The fund posted a total return of -2.85% for the six-month period ended July 31, compared to a -1.91% return for its unmanaged benchmark, the Lehman Brothers Corporate Intermediate Bond Index. The fund's return ranked ahead of the -3.05% average return of all funds in the "Corporate Debt BBB-rated" category, as measured by Lipper Analytical Services, Inc.^1 We attribute the fund's favorable showing against its peers to strong individual security selection and a conservative approach with respect to duration, which proved beneficial in a difficult environment.

--------------------

^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is not indicative of future results.

                         6 - Scudder Corporate Bond Fund

Q: In the last report, you discussed the relative attractiveness of non-cyclical issues. Are you still focusing your efforts on this area?

A: Yes. Despite the strength in the economy, we feel that it is best to seek a cushion from the volatility associated with the so-called "smokestack" industries. Instead, we emphasize bonds issued by companies with strong balance sheets and steady, recurring cash flows. We maintained an overweight position in the consumer non-durables sector, which includes supermarkets such as Safeway, as well as Revlon and Tricon Global Restaurants. We have also held on to our positions in the media and telecommunications sectors, which also tend to have non-cyclical revenue streams. Examples of bonds we hold within these industries are those issued by Sprint, AT&T, and TCI-Communications. While these bonds contributed positively to the fund's performance in the first six months of its existence, they began to give up some ground during the latter part of the period. A parallel can be drawn to the stock market, where higher quality names outperformed through 1998 and the first quarter of 1999, but gave way to cyclicals and other groups of lesser quality once the global economy appeared to be picking up steam. Despite the recent weakness in these issues, we believe that a focus on quality will benefit the fund over time.

Q: How has the fund's position in the energy sector affected performance?

A: Our holdings in this area have been solid performers over the last six months, particularly when oil prices were rising sharply during March and April. Although some would consider the oils to be cyclical, we found their value sufficiently compelling to establish a position in the sector when the fund first opened last year. Our patient approach allowed us to benefit when these bonds finally began to rally during the spring. High yield issues such as Anadarko Petroleum, Barrett Resources, and Louis Dreyfus Natural Gas have performed particularly well for us. Despite its recent run-up, we believe that the energy sector continues to boast attractive yields, and should have additional upside potential from here.

Q: What was your strategy with respect to duration?

A: After being slightly longer than the benchmark early in the period, we reduced the fund's duration to a more neutral level once it became apparent that the Fed had adopted a bias toward higher interest rates. By selling longer-maturity bonds and reinvesting the proceeds into issues with maturities of three to five years, which we felt offered a better trade-off of risk and return in light of the flattening yield curve, we were able to reduce the fund's risk exposure. We intend to keep duration neutral until such time as we see signs of a slowing in the economy, or we get a clearer indication from the Fed as to what its future course of action might be.

Q: What has been the fund's approach with regard to credit quality?

A: Early in the period, our aggressive positioning helped us take advantage of the strong performance of the high yield area. We trimmed our position in this area from 27% of assets to 21% (versus a potential maximum of 35%) during June and July, and added to our holdings in BBB-rated bonds. While this move proved premature, we believe that

                         7 - Scudder Corporate Bond Fund
the strong recent performance of high-yield issues has left them vulnerable to the troubles plaguing the rest of the bond market, as well as to a potential correction in the richly valued U.S. stock market.

Q: What is your outlook for corporate bonds over the rest of 1999?

A: We believe that from the standpoint of a long-term investment horizon, i.e., one that extends beyond the year 2000, the recent slump in corporates has created some intriguing values. Although we are encouraged by strong profit growth, low inflation, and attractive valuations, we nevertheless remain cautious. It is important to remember that the acceleration of inflation may prove to be more important to market participants than its current low level. Consequently, we will continue to seek the optimal balance of risk and return by positioning the fund defensively and utilizing intensive fundamental analysis to take advantage of values as they emerge.


                        8 - Scudder Corporate Bond Fund

                          Glossary of Investment Terms


CONSUMER NON-DURABLES      Products bought by consumers that are expected to
                           last less than three years, such as food and drugs.
                           Sales of non-durables generally tend to be less sensitive to economic fluctuations.

CYCLICALS                  Companies whose earnings are closely tied to the
                           business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

DEFLATION                  A decline in the prices of goods and services. The
                           opposite of inflation, deflation usually has a negative effect on output and employment.

DURATION A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

YIELD SPREAD               The difference in yield between two types of bonds. A
                           mortgage- backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder Corporate Bond Fund

              Investment Portfolio as of July 31, 1999 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 6.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999 at 5.04%, to be repurchased at $2,319,974 on 8/2/1999, collateralized by a $2,355,000 U.S. Treasury Note,
  5.5%, 3/31/2003 (Cost $2,319,000) .........................................................  2,319,000             2,319,000

U. S. Government & Treasury Obligations 10.5%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ..........................................  1,000,000               978,120
U.S. Treasury Note, 5.875%, 11/30/2001 ......................................................  1,000,000             1,004,060
U.S. Treasury Note, 5.625%, 12/31/2002 ......................................................    500,000               497,110
U.S. Treasury Note, 6.25%, 2/15/2003 ........................................................  1,000,000             1,012,810
U.S. Treasury Note, 3.93%, 1/15/2009 ........................................................    500,000               500,212
Total U. S. Government & Treasury Obligations (Cost $4,113,374)                                                      3,992,312

U. S. Government Agency Pass-thrus 3.6%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5%, 3/1/2028 (Cost $1,454,891) .....................  1,446,135             1,376,992

Foreign Bonds - U. S.$ Denominated 4.2%
------------------------------------------------------------------------------------------------------------------------------
PacifiCorp Australia, 6.15%, 1/15/2008 ......................................................  1,000,000               946,020
Petroleum Geo-Services, 6.625%, 3/30/2008 ...................................................    500,000               467,180
Tembec Industries, Inc., 8.625%, 6/30/2009 ..................................................    200,000               195,500
Foreign Bonds  - U. S.$ Total Denominated (Cost $1,702,720)                                                          1,608,700

Asset Backed 1.3%
------------------------------------------------------------------------------------------------------------------------------

Automobile Receivables
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 (Cost $500,000) ...........    500,000               495,938

Corporate Bonds 74.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 2.9%

Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ...................................................    250,000               238,750
Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ............................................    250,000               238,750
NBTY Inc., 8.625%, 9/15/2007 ................................................................    150,000               124,875
Tricon Global Restaurants, 7.65%, 5/15/2008 .................................................    500,000               487,250
                                                                                                                    ----------
                                                                                                                     1,089,625
                                                                                                                    ----------
Consumer Staples 7.8%

Bass America Inc., 6.625%, 3/1/2003 .........................................................    500,000               493,745
Dyersburg Corp., 9.75%, 9/1/2007 ............................................................    250,000                95,000
Fleming Companies, Inc., 10.625%, 7/31/2007 .................................................    250,000               230,625

    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Corporate Bond Fund

                                                                                                Principal              Market
                                                                                               Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ........................................        500,000               450,900
Revlon Consumer Products, 8.625%, 2/1/2008 ..............................................        300,000               252,000
Safeway Inc., 6.05%, 11/15/2003 .........................................................        500,000               483,155
The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004 .............................      1,000,000               975,450
                                                                                                                     ---------
                                                                                                                     2,980,875
                                                                                                                     ---------
Communications 11.2%

Allegiance Telecom, Inc., 12.875%, 5/15/2008 ............................................        250,000               270,000
AT&T Corp., 6%, 3/15/2009 ...............................................................        500,000               464,370
Intermedia Communications, Inc., 8.875%, 11/1/2007 ......................................        250,000               228,750
Level 3 Communications, 9.125%, 5/1/2008 ................................................        250,000               236,250
McLeodUSA Inc., 8.125%, 2/15/2009 .......................................................        500,000               451,250
Qwest Communications International, 7.5%, 11/1/2008 .....................................      1,000,000               989,580
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008 ...............        400,000               236,000
Sprint Capital Corp., 5.875%, 5/1/2004 ..................................................        500,000               483,750
Sprint Capital Corp., 6.125%, 11/15/2008 ................................................      1,000,000               919,470
                                                                                                                     ---------
                                                                                                                     4,279,420
                                                                                                                     ---------
Financial 15.9%

Bank United, 8%, 3/15/2009 ..............................................................        500,000               472,495
Bank United Capital Trust, 10.25%, 12/31/2026 ...........................................        250,000               237,500
Capital One Bank, 6.57%, 1/27/2003 ......................................................        250,000               245,150
First Union Institutional Capital II, 7.85%, 1/1/2027 ...................................      1,000,000               951,530
First USA Bank, 5.85%, 2/22/2001 ........................................................        250,000               248,095
Ford Motor Credit Co., 6.125%, 4/28/2003 ................................................        500,000               487,050
General Electric Capital Corp., 6.02%, 5/4/2001 .........................................      1,000,000               995,000
Home Savings of America, 6%, 11/1/2000 ..................................................      1,000,000               994,100
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ................................................        500,000               454,825
Prudential Insurance Co., 6.375%, 7/23/2006 .............................................      1,000,000               966,790
                                                                                                                     ---------
                                                                                                                     6,052,535
                                                                                                                     ---------
Media 7.4%

Chancellor Media Corp., 8%, 11/1/2008 ...................................................        500,000               487,500
Charter Communication Holdings LLC, 8.25%, 4/1/2007 .....................................        500,000               473,750
News America Holdings Inc., 9.25%, 2/1/2013 .............................................        500,000               555,195
Outdoor Systems, Inc., 8.875%, 6/15/2007 ................................................        250,000               258,750
TCI-Communications, Inc., 8%, 8/1/2005 ..................................................      1,000,000             1,053,860
                                                                                                                     ---------
                                                                                                                     2,829,055
                                                                                                                     ---------

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Corporate Bond Fund

                                                                                                Principal              Market
                                                                                               Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Service Industries 3.2%

Allied Waste North America, 7.375%, 1/1/2004 ...........................................         250,000               233,750
Cendant Corp., 7.75%, 12/1/2003 ........................................................         500,000               501,200
Integrated Electrical Services, Inc., 9.375%, 2/1/2009 .................................         500,000               495,000
                                                                                                                     ---------
                                                                                                                     1,229,950
                                                                                                                     ---------
Durables 1.3%

Lear Corp., 7.96%, 5/15/2005 ...........................................................         500,000               489,750
                                                                                                                     ---------
Manufacturing 6.4%

AEP Industries Inc., 9.875%, 11/15/2007 ................................................         250,000               245,000
Lyondell Chemical Co., 9.875%, 5/1/2007 ................................................         500,000               509,375
Radnor Holdings Corp., 10%, 12/1/2003 ..................................................         250,000               252,500
TRW, Inc., 6.625%, 6/1/2004 ............................................................         500,000               490,550
Xerox Corp., 5.5%, 11/15/2003 ..........................................................       1,000,000               953,700
                                                                                                                     ---------
                                                                                                                     2,451,125
                                                                                                                     ---------
Technology 3.7%

IBM Corp., 5.1%, 11/10/2003 ............................................................       1,000,000               947,700
Raytheon Co., 6%, 12/15/2010 ...........................................................         500,000               453,675
                                                                                                                     ---------
                                                                                                                     1,401,375
                                                                                                                     ---------
Energy 9.4%

Anadarko Petroleum Corp., 7%, 11/15/2027 ...............................................         700,000               625,478
Barrett Resources Corp., 7.55%, 2/1/2007 ...............................................         300,000               285,750
Conoco Inc., 5.9%, 4/15/2004 ...........................................................         750,000               723,255
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 .....................................         500,000               441,075
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .....................................       1,000,000               970,790
Texas Eastern Transmission Corp., 10%, 8/15/2001 .......................................         500,000               533,205
                                                                                                                    ----------
                                                                                                                     3,579,553
                                                                                                                    ----------
Construction 0.6%

Nortek, Inc., 9.125%, 9/1/2007 .........................................................         250,000               248,750
                                                                                                                    ----------
Utilities 4.5%

CalEnergy Co., Inc, 7.23%, 9/15/2005 ...................................................         500,000               493,850
Houston Light & Power Capital Trust II, 8.257%, 2/1/2037 ...............................         250,000               235,000
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ...........................................       1,000,000             1,008,610
                                                                                                                    ----------
                                                                                                                     1,737,460
Total Corporate Bonds (Cost $29,731,258)                                                                            28,369,473
-------------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio-- 100.0% (Cost $39,821,243) (a)                                                          38,162,415
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Corporate Bond Fund

--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $39,821,243. At July 31, 1999, net unrealized depreciation for all investment securities based on tax cost was $1,658,828. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $111,371 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $1,770,199.

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Corporate Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of July 31, 1999 (Unaudited)


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $39,821,243) ................      $ 38,162,415
                  Cash ................................................................               430
                  Interest receivable .................................................           619,693
                  Receivable for Fund shares sold .....................................            25,167
                  Due from Adviser ....................................................           435,281
                  Other assets ........................................................             3,524
                                                                                             ----------------
                  Total assets ........................................................        39,246,510

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ...................................................            26,690
                  Other payables and accrued expenses .................................            97,966
                                                                                             ----------------
                  Total liabilities ...................................................           124,656
                  Net assets, at market value .........................................      $ 39,121,854

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments ...........        (1,658,828)
                  Accumulated net realized gain (loss) ................................          (192,098)
                  Paid-in capital .....................................................        40,972,780
                  Net assets, at market value .........................................      $ 39,121,854

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($39,121,854 /
                    3,406,144 outstanding shares of beneficial interest, $.01 par
                    value, unlimited number of shares authorized)                                  $11.49

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Corporate Bond Fund

                             Statement of Operations

                   six months ended July 31, 1999 (Unaudited)


Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ............................................................      $  1,342,073
                                                                                             ----------------

                  Expenses:
                  Management fees .....................................................           123,648
                  Services to shareholders ............................................           190,412
                  Custodian and accounting fees .......................................            21,177
                  Trustees' fees and expenses .........................................            15,204
                  Reports to shareholders .............................................             7,059
                  Auditing ............................................................            10,679
                  Legal ...............................................................             3,258
                  Registration fees ...................................................            19,729
                  Other ...............................................................             3,439
                                                                                             ----------------
                  Total expenses before reductions ....................................           394,605
                  Expense reductions ..................................................          (394,605)
                                                                                             ----------------
                  Expenses, net .......................................................                 --
                  Net investment income                                                         1,342,073

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ...........................          (187,831)
                  Net unrealized appreciation (depreciation) during the period on
                    investments .......................................................        (2,278,372)
                  Net gain (loss) on investment transactions                                   (2,466,203)

                  Net increase (decrease) in net assets resulting from operations            $ (1,124,130)


    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Corporate Bond Fund

                       Statements of Changes in Net Assets


                                                                                     For the Period
                                                                      Six Months     August 31, 1998
                                                                        Ended       (commencement of
                                                                    July 31, 1999    operations) to
Increase (Decrease) in Net Assets                                    (Unaudited)    January 31, 1999
---------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...........................  $ 1,342,073     $    901,007
                  Net realized gain (loss) from investment
                    transactions ..................................     (187,831)         141,244
                  Net unrealized appreciation (depreciation) on
                    investment transactions during the period......   (2,278,372)         619,544
                                                                   ----------------  ----------------
                  Net increase (decrease) in net assets
                    resulting from operations......................   (1,124,130)       1,661,795
                  Distributions to shareholders from:
                    Net investment income .........................   (1,342,073)        (901,007)
                                                                   ----------------  ----------------
                    Net realized gains ............................      (63,549)         (81,962)
                                                                   ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold .......................    9,555,170       36,901,098
                  Net asset value of shares issued to
                    shareholders in reinvestment of distributions .    1,268,548          956,646
                  Cost of shares redeemed .........................   (5,887,978)      (1,821,904)
                                                                   ----------------  ----------------
                  Net increase (decrease) in net assets from
                  Fund share transactions .........................     4,935,740       36,035,840
                                                                   ----------------  ----------------
                  Increase (decrease) in net assets ...............    2,405,988       36,714,666
                  Net assets at beginning of period ...............   36,715,866            1,200
                  Net assets at end of period .....................  $39,121,854     $ 36,715,866
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .......    2,991,753              100
                                                                   ----------------  ----------------
                  Shares sold .....................................      802,937        3,063,041
                  Shares issued to shareholders in reinvestment
                    of distributions...............................      107,683           78,297
                  Shares redeemed .................................     (496,229)        (149,685)
                                                                   ----------------  ----------------
                  Net increase (decrease) in Fund shares ..........      414,391        2,991,653
                  Shares outstanding at end of period .............    3,406,144        2,991,753

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Corporate Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                       For the Period
                                                                                                       August 31, 1998
                                                                                    Six Months Ended  (commencement of
                                                                                     July 31, 1999     operations) to
                                                                                      (Unaudited)     January 31, 1999
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..............................................     $12.27          $12.00
Income from investment operations:
Net investment income (loss) ......................................................        .41             .36
Net realized and unrealized gain (loss) on investment transactions ................       (.76)            .30
Total from investment operations ..................................................       (.35)            .66
Less distributions from:
Net investment income .............................................................       (.41)           (.36)
Net realized gains from investment transactions ...................................       (.02)           (.03)
Total distributions ...............................................................       (.43)           (.39)

Net asset value, end of period ....................................................     $11.49          $12.27
---------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..............................................................      (2.85)**         5.53**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................         39              37
Ratio of operating expenses, net to average daily net assets (%) ..................       0.00*           0.00*
Ratio of operating expenses before expense reductions, to average daily
  net assets (%) ..................................................................       2.07*           2.55*
Ratio of net investment income to average daily net assets (%) ....................       7.06*           6.96*
Portfolio turnover rate (%) .......................................................       50.6*           96.7*

(a) Total returns would have been lower had expenses not been reduced.
*  Annualized
** Not annualized

                        17 - Scudder Corporate Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Corporate Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. Investment Transactions and Investment Income.

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

                        18 - Scudder Corporate Bond Fund

                      B. Purchases and Sales of Securities

During the six months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $7,671,913 and $4,962,093, respectively. Purchases and sales of U.S. Government obligations aggregated $4,161,250 and $4,127,305, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65%. The Adviser and certain of its subsidiaries have agreed to reimburse or not to impose, respectively, all of their fees payable by the Fund until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. For the six months ended July 31, 1999 the Adviser did not impose any portion of its management fee amounting to $123,648. Further, the Fund's reimbursement due from the Adviser for the six months ended July 31, 1999 amounted to $435,281.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended July 31, 1999, SSC did not impose any of its fees amounting to $15,648.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended July 31, 1999, STC did not incur any fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended July 31, 1999, SFAC did not impose any of its fees amounting to $18,750.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $174,846.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended July 31, 1999, the Trustee's fees and expenses aggregated $15,204.

                        19 - Scudder Corporate Bond Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                        20 - Scudder Corporate Bond Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.

                        21 - Scudder Corporate Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        22 - Scudder Corporate Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
------------------------------------------------------------------------------------------------------------------------------

                        23 - Scudder Corporate Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER